UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

Bentley Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive

Exton, PA 19341

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Omnibus Incentive Plan

Effective September 22, 2020, in connection with the initial public offering (the “Offering” or the "IPO") of Class B common stock, par value $0.01 per share (the “Common Stock”) of Bentley Systems, Incorporated (the “Company”), described in the prospectus (the “Prospectus”), dated September 22, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-248246) (as amended, the “Registration Statement”), the Company’s Board of Directors (the “Board”) and its stockholders adopted and approved the Bentley Systems, Incorporated 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) substantially in the form previously filed as Exhibit 10.8 to the Registration Statement. The Omnibus Incentive Plan provides for the granting of stock, stock options, restricted stock, restricted stock units, and other stock-based or performance-based awards to certain directors, officers, colleagues, consultants and advisors of the Company. For further information regarding the Omnibus Incentive Plan, see “Executive and Director Compensation—Equity Incentive Plans—2020 Incentive Award Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Global Employee Stock Purchase Plan

Effective September 22, 2020, the Company’s Board and its stockholders adopted and approved the Bentley Systems, Incorporated Global Employee Stock Purchase Plan (the “ESPP”) substantially in the form previously filed as Exhibit 10.9 to the Registration Statement. The ESPP provides eligible colleagues of the Company with an opportunity to purchase the Company’s Class B common stock. For further information regarding the ESPP, see “Executive and Director Compensation—Equity Incentive Plans—Global Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Nonqualified Deferred Compensation Plan

Effective September 22, 2020, the Company’s Board and its stockholders adopted and approved the amended and restated Bentley Systems, Incorporated Nonqualified Deferred Compensation Plan (the “DCP”) substantially in the form previously filed as Exhibit 10.6 to the Registration Statement. The DCP allows key management colleagues, including the Company’s named executive officers, to defer all or any part of their incentive compensation, and the Company may make discretionary awards on behalf of such participants. For further information regarding the DCP, see “Executive and Director Compensation—Narrative Disclosures to Summary Compensation Table—Other Benefits and Perquisites—Nonqualified Deferred Compensation” in the Prospectus.

A copy of the DCP is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the DCP is not complete and is qualified in its entirety by reference to such exhibit.

Bonus Pool Plan

Effective September 22, 2020, the Company’s Board adopted and approved the amended and restated Bentley Systems, Incorporated Bonus Pool Plan (the “BPP”) substantially in the form previously filed as Exhibit 10.4 to the Registration Statement. Under the BPP, the Company’s colleagues, including the Company’s named executive officers, are eligible to receive incentive bonuses that are determined based on the Company’s adjusted operating income. For further information regarding the BPP, see “Executive and Director Compensation—Narrative Disclosures to Summary Compensation Table—2019 Bonuses—Bonus Pool Plan” in the Prospectus.

A copy of the BPP is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the BPP is not complete and is qualified in its entirety by reference to such exhibit.

Election of a Director

Effective September 22, 2020, Janet B. Haugen was elected to serve as a new member of the Company’s Board and as a member of the Audit Committee of the Company’s Board. The Board has determined that Ms. Haugen meets the applicable independence standards set forth in Nasdaq’s Listing Rules and satisfies the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Ms. Haugen does not have any family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Haugen and any other person pursuant to which she was appointed as a director of the Company.

Ms. Haugen is eligible to receive compensation pursuant to the Bentley Systems, Incorporated Non-Employee Director Compensation Policy, as described in the Prospectus under “Executive and Director Compensation.”

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2020, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 100,000,000 shares of Class A common stock, 1,800,000,000 shares of Class B common stock and 100,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

On September 25, 2020, the Company completed the Offering. Existing stockholders of the Company sold 12,360,991 shares (including 1,610,991 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) of Common Stock in the Offering at an initial public offering price of $22.00 per share to a syndicate of underwriters led by Goldman Sachs & Co. LLC and BofA Securities, Inc., as lead book-running managers for the Offering, RBC Capital Markets, LLC, as a book-running manager for the Offering, and Robert W. Baird & Co. Incorporated, KeyBanc Capital Markets Inc. and Mizuho Securities USA LLC, as co-managers for the Offering.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Bentley Systems, Incorporated
3.2	Amended and Restated Bylaws of Bentley Systems, Incorporated
10.1	Bentley Systems, Incorporated 2020 Omnibus Incentive Plan
10.2	Bentley Systems, Incorporated Global Employee Stock Purchase Plan
10.3	Bentley Systems, Incorporated Nonqualified Deferred Compensation Plan
10.4	Bentley Systems, Incorporated Bonus Pool Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated
Date: September 25, 2020
	By:	/s/ David R. Shaman
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Corporate Secretary